Corporate Presentation July 2017 | Soleno Therapeutics

Certain Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements that are subject to many risks and uncertainties. Forward looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned product development and clinical trials; the timing of, and our ability to make, regulatory filings and obtain and maintain regulatory approvals for our product candidates; our intellectual property position; the degree of clinical utility of our products, particularly in specific patient populations; our ability to develop commercial functions; expectations regarding product launch and revenue; our results of operations, cash needs, and spending of the proceeds from this offering; financial condition, liquidity, prospects, growth and strategies; the industry in which we operate; and the trends that may affect the industry or us. We may, in some cases, use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward- looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation. You should also read carefully the factors described in the “Risk Factors” section and other parts of our Quarterly Report on Form 10-Q, available at www.sec.gov, in order to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. | © 2017 Soleno Therapeutics 2

Investment Highlights | © 2017 Soleno Therapeutics 3 Capnia and Essentialis Merger Compelling product profile Addresses hallmark symptoms of PWS, including hyperphagia Phase III ready Established, decades-long safety profile Strong IP Financing concurrent with completed merger Adequate to advance DCCR through top-line data Multiple downstream orphan indications Hypothalamic obesity, Smith- Magenis syndrome New Lead Asset DCCR Well-Financed Through Key Milestones Longer-Term Pipeline Opportunities Strong Leadership Highly experienced management team Expertise in drug development for rare and orphan diseases Creating a rare disease therapeutics company Initial focus on PWS, a high unmet need indication with no approved treatments Merger completed

Leadership Team • Anish Bhatnagar, M.D. Chief Executive Officer • David O’Toole Senior VP, Chief Financial Officer • Neil Cowen, Ph.D. Senior VP, Drug Development • Kristen Yen, M.S. VP of Clinical Operations • Patricia Hirano, M.P.H. Head of Regulatory Affairs & Quality | © 2017 Soleno Therapeutics 4 Essentialis

Prader-Willi Syndrome (PWS) • Complex genetic neurobehavioral/metabolic disorder due to the loss or lack of expression of a set of genes on chromosome 15 • Afflicts about 1:15,000-1:25,000 individuals • Elevated mortality rates • Highest unmet needs – Hyperphagia – Aggressive behaviors – Body composition • PWS families have low QOL – Normal siblings show high rates of PTSD | © 2017 Soleno Therapeutics 5

Diazoxide – Long History of Safe Use DCCR – Extensive Pre-Clinical and Clinical Data • Diazoxide I.V., Oral suspension and Capsule – KATP channel agonist approved in 1976 – Previously used as IV treatment for malignant hypertension – BID/TID oral suspension for the treatment of hypoglycemia due to hyperinsulinism in infants, children and adults - remains global standard of care • Diazoxide Choline Controlled-Release (DCCR) Tablet – QD tablet formulation of choline salt of diazoxide – Characterized in 5 Phase I and 3 Phase II studies in obese, dyslipidemic and PWS subjects – More than 210 treated subjects – Protected by multiple issued patents, including composition of matter | © 2017 Soleno Therapeutics 6 Diazoxide Choline

Mechanism of Action • Appetite controlled by 2 sets of neurons in the hypothalamus – NPY/AgRP – secrete NPY and AgRP, appetite stimulatory neuropeptides – POMC – secretes POMC, an appetite suppressive neuropeptide – Express KATP channels • NPY expression is markedly elevated in PWS – Loss of SNORD116 in the PWS critical region on chromosome 15 – Results in hyperphagia • Treatment with DCCR – Agonizes KATP channels in NPY/AgRP neurons – Reduces secretion of NPY – Reduces hyperphagia | © 2017 Soleno Therapeutics 7

PC025 Pilot Study in PWS • Randomized, Withdrawal, Single-Center Study of DCCR in overweight or obese, genetically-confirmed PWS patients between 10 and 22 years | © 2017 Soleno Therapeutics 8 6 months Open-label extension N=5 Screening Open Label Treatment Phase N=13 Double-Blind, Placebo-Controlled, Randomized Withdrawal Phase N=11 4 weeks 10 weeks 4 weeks Patients escalated from 1.5 mg/kg to 4.2 mg/kg Continue on last DCCR dose or placebo equivalent The safety and efficacy results from the study were reviewed with a panel of PWS experts

DCCR: Significant Hyperphagia Response | © 2017 Soleno Therapeutics 9 Hyperphagia was measured using a standard (Modified Dykens) questionnaire which assessed a range of PWS specific food-related behaviors Presented by Essentialis at the Annual Meeting of the Foundation for Prader-Willi Research on October 29, 2016

DCCR Impacts Fat/Lean Body Mass | © 2017 Soleno Therapeutics 10 Presented by Essentialis at the Annual Meeting of the Foundation for Prader-Willi Research on October 29, 2016 -7.5% -2.5% 2.5% 7.5% 12.5% 17.5% DEXA Mean Change from Baseline at 10 weeks Overall 4.2 mg/kg dose 0.0% Fat Mass Lean Body Mass LBM/FM p=0.011 p=0.002 p=0.002 p=0.001 p=0.011 p=0.002

DCCR Reduces Aggressive Behaviors • Based on the Behavioral Assessment Questionnaire from the Prader-Willi Syndrome Natural History Study • Aggressive and destructive behaviors – 70% of subjects at Baseline – 30% of subjects at 10 weeks (p=0.006) | © 2017 Soleno Therapeutics 11 “From a family standpoint, the behavioral changes are huge. Aggression takes kids out of the home.” - Dr. Theresa Strong, FPWR “These behavioral changes can be life-changing for the family” - Dr. Jennifer Miller, University of Florida

DCCR Impacts CV Risk Factors -45% -35% -25% -15% -5% 5% 15% 25% Percent Change From Baseline Open-Label Treatment Phase TG Tot-C HDL-C LDL-C Non- HDL-C p=0.08 p=0.04 p=0.24 p=0.03 p=0.02 -45% -35% -25% -15% -5% 5% 15% 25% Percent Change from Baseline TG Tot-C HDL-C LDL-C Non- HDL-C Double-Blind Treatment Phase DCCR Placebo Further improvement with continued DCCR treatment Presented by Essentialis at the Annual Meeting of the Foundation for Prader-Willi Research on October 29, 2016 | © 2017 Soleno Therapeutics 12

Diazoxide – Long History of Safe Use DCCR – Extensive Pre-Clinical and Clinical Data • The safety profile of Proglycem in chronic use is well- known • In the development of DCCR, there have been no new safety findings • The doses of DCCR that will continue in development are at the low end or below the labeled range for Proglycem • More than 120,000 patient years of chronic use | © 2017 Soleno Therapeutics 13

FDA Guidance Meeting (May 2017) • The FDA supported change in hyperphagia score (without a change in weight) compared to placebo as the primary endpoint for the planned Phase III study. • The dosing paradigm proposed for the Phase III study was acceptable. • The FDA proposed and Soleno agreed that the duration of the randomized double-blind placebo controlled study should be shorter (3-4 months). • Safety information about DCCR could be obtained in a long-term, safety extension study. • There was agreement on several other aspects of the study and the overall development program, and additional regulatory input is being sought on others. | © 2017 Soleno Therapeutics 14

Phase III Proposed Study Design • Patients will be randomized in a 2:1 ratio to DCCR or placebo • Study start Q4 2017, 9 - 12 months duration • Primary endpoint – change in hyperphagia compared to placebo • All patients completing C601 are eligible to enroll in C602 | © 2017 Soleno Therapeutics 15 3-4 months placebo- controlled treatment 9-month open-label safety study C601 ~100 patients at 10-12 sites in the US C602 • C601: Multi-center, randomized, double-blind, placebo-controlled, parallel arm study in patients with PWS (Phase III). • C602: Open label safety extension study

DCCR Estimated Development Timeline | © 2017 Soleno Therapeutics 16 2017 2018 2019 CMC, Pharm/Tox, Clin Pharm Phase III study Open label Extension FDA guidance meeting NDA Submission Topline data from Phase III

Extensive IP Protection • Issued/Granted Patents – US: 3; EU: 3; JP: 1; – Also in China, India, Canada and Australia – Several pending applications – Expire in 2026 to 2029 – Covers composition of matter, formulations, combinations, method of use and method of manufacture • Protection in PWS – In addition to the protection of the product, our filings cover method of use of any KATP channel activator, diazoxide and DCCR in PWS – New filing based on data from PC025 could extend protection to 2035 | © 2017 Soleno Therapeutics 17

Pipeline – Orphan Opportunities | © 2017 Soleno Therapeutics 18 Product Indication US Population Estimate Estimated Timing to NDA DCCR Prader-Willi syndrome 12,500 – 21,000a 2019 Upside Opportunities for DCCR DCCR Hypothalamic Obesity 3,750 – 9,700b 2021 DCCR Smith-Magenis Syndrome 12,500 – 21,000c 2021 a Pediatrics 2011 127:195-204 b Front Endocrin 2011 2:1-8 & Orphanet J Rare Dis 2007 2:18 c Am J Hum Genet 1991 49(6):1207-1218 Orphan drug designation was granted for PWS in the US in May 2014

Hypothalamic Obesity • Intractable weight gain and endocrine complications following damage to the hypothalamus • Most frequently follows excision of a cranial tumor, particularly craniopharyngioma • Often evident within 1-2 months of surgery • Dramatically reduced resting and voluntary energy expenditure • No currently approved treatments • Prevalence 1:50,000, with more than 50% being children and adolescents | © 2017 Soleno Therapeutics 19 Weight change in adolescent hypothalamic obesity patients treated for 6 months with diazoxide and metformin Inter J Pediatric Endocrin 2011:417949 0 1 2 3 4 5 6 7 8 9 10 W e igh t Ch a nge ( k g ) 6 mo interval prior to DZ trt 6 mo DZ-Met treatment N=9, p=0.004

Smith-Magenis Syndrome (SMS) • Complex genetic neurobehavioral / metabolic disorder due to haploinsufficiency of the retinoic acid-induced 1 (RAI1) gene on chromosome 17p11.2 • Key aspects of the natural history parallels PWS • Behavioral complications more prominent • Highest unmet needs: aggressive behaviors, hyperphagia, body composition and sleep disturbances • SMS families have low QOL • There are no approved treatments • Prevalence is 1:15,000 - 1:25,000 | © 2017 Soleno Therapeutics 20

2017 Priorities / Milestones • 1Q17 – Closed merger transaction with Essentialis; completed concurrent $10M financing  • May 2017 – Name change to Soleno Therapeutics  • May 2017 – Complete FDA guidance meeting for DCCR  • 2H17 – Initiate Phase III clinical study evaluating DCCR for the treatment of PWS • 2017 – Explore strategic alternatives for legacy marketed products and product candidates • 2017 – Secure orphan drug designation for DCCR in additional indications beyond PWS | © 2017 Soleno Therapeutics 21

Financial Highlights 1 Does not include holdback shares of 900 thousand to be issued after 1 year and milestone shares of 4.6 million to be issued upon start of Phase II/III clinical trial Cash runway to value creating milestones (millions) 3/31/17 Cash $10.5 Debt $0 Shares outstanding: Common 47.51 Fully Diluted 65.41 | © 2017 Soleno Therapeutics 22

Investment Highlights Capnia and Essentialis Merger Compelling product profile Addresses hallmark symptoms of PWS, including hyperphagia Phase III ready Established, decades-long safety profile Strong IP Financing concurrent with completed merger Adequate to advance DCCR through top-line data Multiple downstream orphan indications Hypothalamic obesity, Smith- Magenis syndrome New Lead Asset DCCR Well-Financed Through Key Milestones Longer-Term Pipeline Opportunities Strong Leadership Highly experienced management team Expertise in drug development for rare and orphan diseases Creating a rare disease therapeutics company Initial focus on PWS, a high unmet need indication with no approved treatments Merger completed | © 2017 Soleno Therapeutics 23